UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2024

Trio Petroleum Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-41643	87-1968201
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4115 Blackhawk Plaza Circle, Suite 100

Danville, CA 94506

(661) 324-3911

(Address and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Trio Petroleum Corp. (the “Company”) in a Current Report on Form 8-K filed with the Securities and Exchange Commission on April 19, 2024 reported that it intended to hold its first Annual Meeting of Stockholders (the “Annual Meeting”) on June 27, 2024, at a time and location determined and to be specified in the Company’s upcoming definitive proxy statement related to the Annual Meeting and the Company had set May 10, 2024 as the record date for stockholders eligible to vote at the Company’s Annual Meeting.

The Company has changed the date of the Annual Meeting to August 15, 2024 and the record date for stockholders eligible to vote at the Annual Meeting was changed to June 18, 2024. The Annual Meeting will be held at a time and location determined and to be specified in the Company’s upcoming definitive proxy statement related to the Annual Meeting.

There are no other changes to the information reported in the initial Form 8-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 20, 2024

TRIO PETROLEUM CORP.

By:	/s/ Michael L. Peterson
Name:	Michael L. Peterson
Title:	Chief Executive Officer

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